UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On October 25, 2022, Carnival Holdings (Bermuda) Limited (the “Issuer”), a subsidiary of Carnival Corporation (the “Company”), closed its previously announced private offering of $2.03 billion aggregate principal amount of 10.375% Senior Priority Notes due 2028 (the “Senior Priority Notes”). The Senior Priority Notes were issued pursuant to an indenture, dated as of October 25, 2022 (the “Indenture”), among the Issuer, the Company, Carnival plc, the subsidiary guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee. In connection with the offering of the Senior Priority Notes, the Company, Carnival plc and certain of their respective subsidiaries will contribute 12 unencumbered vessels with an aggregate net book value of approximately $8.2 billion (as of September 30, 2022) (such vessels, together with any additional or substitute vessels contributed to the Issuer, the “Subject Vessels”) to the Issuer, with each of these Subject Vessels continuing to be operated under one of the Company’s, Carnival plc’s or one of their subsidiaries’ brands.

The Senior Priority Notes will pay interest semi-annually on May 1 and November 1 of each year, beginning on May 1, 2023, at a rate of 10.375% per year. The Senior Priority Notes will mature on May 1, 2028.

The Company expects to initially use the net proceeds of the offering to repay amounts drawn under the revolving credit facility, which remains available for future principal payments on debt and for general corporate purposes.

PJT Partners served as independent financial advisor to Carnival Corporation & plc.

The Senior Priority Notes are unsecured and are fully and unconditionally guaranteed on an unsecured basis, jointly and severally, by the Company, Carnival plc and certain of the Company’s and Carnival plc’s subsidiaries that guarantee substantially all of the Company’s indebtedness. In the future, each of the Company’s and Carnival plc’s subsidiaries (other than immaterial subsidiaries) that guarantees certain other indebtedness of the Issuer, the Company, Carnival plc or any other guarantor, including, in each case, indebtedness in an aggregate principal amount in excess of $300 million, will be required to guarantee the Senior Priority Notes.

On or after May 1, 2025, the Issuer may redeem the Senior Priority Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture. Prior to May 1, 2025, the Issuer may redeem the Senior Priority Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Senior Priority Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. Notwithstanding the foregoing, at any time and from time to time prior to May 1, 2025, the Issuer may redeem up to 40% of the original aggregate principal amount of the Senior Priority Notes (calculated after giving effect to any issuance of additional notes) using the net cash proceeds of one or more equity offerings at a redemption price equal to 110.375%, plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the Senior Priority Notes (calculated after giving effect to any issuance of additional notes) remains outstanding after each such redemption. The Issuer may also redeem the Senior Priority Notes, in whole but not in part, at any time, upon giving not less than 10 nor more than 60 days’ prior written notice to the holders of the Senior Priority Notes, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the redemption date, if the Issuer or any guarantor would have to pay any additional amounts on the Senior Priority Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after October 18, 2022.

The Indenture contains covenants that limit the ability of the Company, Carnival plc and their restricted subsidiaries, including the Issuer, to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of their capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their or the Issuer’s assets; and (vii) enter into certain transactions with their affiliates.

The Indenture also contains covenants specific to the Issuer that (i) require the Issuer, the Company or Carnival plc to offer to repurchase an aggregate principal amount of the Senior Priority Notes equaling up to 100% of the net cash proceeds received from an event of loss or asset sale with respect to any Subject Vessel, subject to certain exceptions; (ii) limit the Issuer’s ability to incur pari unsecured debt or pari subordinated debt unless certain loan-to-value tests are satisfied (subject to limited exceptions for refinancing indebtedness) or (iii) guarantee any indebtedness of the Company, Carnival plc or any restricted subsidiary thereof. In addition, the Indenture requires that, prior to the date that all of the Subject Vessels are contributed to the Issuer, the Issuer will retain, solely for its own account, the net proceeds from the issuance of the Senior Priority Notes in the form of cash or cash equivalents; provided that the Issuer may transfer such net proceeds to the Company or any other restricted subsidiary in an amount up to 25% of the aggregate net book value of the Subject Vessels that have been contributed to the Issuer if the Issuer has received Subject Vessels equaling at least 75% of the aggregate net book value of the 12 Subject Vessels. The Indenture permits the contribution or transfer to the Issuer of additional Subject Vessels, including for the purpose of satisfying certain loan-to-value ratio tests, and the Indenture permits the contribution or transfer to the Issuer of substitution Subject Vessels in lieu of one or more of the twelve Subject Vessels, provided that any such substitution Subject Vessel has a net book value, as of the date of the Indenture (or, in the case of any substitution Subject Vessel not owned by the Company, Carnival plc or any of their restricted subsidiaries as of the date of the Indenture, as of the date of acquisition of such Subject Vessel), that is no less than the net book value of the vessel or vessels they are substituted for.

These covenants are subject to a number of important limitations and exceptions. Many of the covenants contained in the Indenture will “fall away” permanently and will no longer apply if, on any date following October 25, 2022, the Senior Priority Notes have investment grade ratings from at least two of Standard & Poor’s Financial Services LLC, Moody’s Investors Service, Inc. and Fitch Ratings Inc. so long as no default has occurred and is continuing at such time. Additionally, upon the occurrence of specified change of control triggering events, the Issuer shall offer to repurchase the Senior Priority Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture sets forth certain events of default after which the Senior Priority Notes may be declared immediately due and payable. No sinking fund is provided for the Senior Priority Notes.

The Senior Priority Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors in reliance on Regulation S under the Securities Act. The Senior Priority Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The description of the Indenture and the Senior Priority Notes above is qualified in its entirety by reference to the text of the Indenture and the form of Senior Priority Note attached thereto, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Senior Unsecured Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On October 25, 2022, Carnival Corporation and Carnival plc issued a press release announcing the closing of the Senior Priority Notes offering. A copy of the press release announcing the closing of the Senior Priority Notes offering is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this current report as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this current report are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently, and in the future may continue to be, amplified by COVID-19. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of COVID-19, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	events and conditions around the world, including war and other military actions, such as the current invasion of Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns impacting the ability or desire of people to travel have led and may in the future lead, to a decline in demand for cruises, impacting our operating costs and profitability;
•	incidents concerning our ships, guests or the cruise industry have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties and reputational damage;

•	factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could adversely affect our business;
•	inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them, may expose us to risks that may adversely impact our business;
•	breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs could have an adverse effect on our business and results of operations;
•	increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	we rely on supply chain vendors who are integral to the operations of our businesses. These vendors and service providers are also affected by COVID-19 and may be unable to deliver on their commitments which could impact our business;
•	fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2022 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on March 28, 2022, June 29, 2022 and September 30, 2022.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this report, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. Forward-looking and other statements in this report may also address our sustainability progress, plans and goals (including climate change and environmental-related matters). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Indenture dated as of October 25, 2022, among Carnival Holdings (Bermuda) Limited, as issuer, Carnival Corporation, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 10.375% Senior Unsecured Notes due 2028.
99.1	Press release of Carnival Corporation and Carnival plc dated October 25, 2022 (relating to the closing of the Senior Priority Notes).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: October 25, 2022		Date: October 25, 2022